Exhibit 10.01

CONFIDENTIAL TREATMENT REQUESTED

[J.P. Morgan logo]

February 8, 2008

VeriSign, Inc.

487 East Middlefield Road

Mountain View, CA 94043

Ladies and Gentlemen:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch (the “Seller”), and VeriSign, Inc., a Delaware corporation (the “Purchaser”), on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below. In the event of a conflict between the Agreement (as defined below) and this Confirmation, the terms of this Confirmation shall govern.

This Confirmation evidences a complete and binding agreement between the Seller and the Purchaser as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA 2002 Master Agreement (the “Agreement”) as if the Seller and the Purchaser had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law) on the Trade Date. In the event of any inconsistency between provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that no Transaction other than the Transaction to which this Confirmation relates shall be governed by the Agreement.

ARTICLE 1

DEFINITIONS

Section 1.01. Definitions. (a) As used in this Confirmation, the following terms shall have the following meanings:

“10b-18 VWAP” means, (A) for any Trading Day described in clause (x) of the definition of Trading Day hereunder, the volume-weighted average price at which the Common Stock trades as reported in the composite transactions for the principal United States securities exchange on which such Common Stock is then listed (or, if applicable, the Successor Exchange on which the Common Stock has been listed in accordance with Section 7.01(c)), on such Trading Day, excluding (i) trades that do not settle regular way, (ii) opening (regular way) reported trades in the consolidated system on such Trading Day, (iii) trades that occur in the last ten minutes before the scheduled close of trading on the Exchange on such Trading Day and ten minutes before the scheduled close of the primary trading in the market where the trade is effected, and (iv) trades on such Trading

JPMorgan Chase Bank, National Association

Organised under the laws of the United States as a National Banking Association.

Main Office 1111 Polaris Parkway, Columbus, Ohio 43271

Registered as a branch in England & Wales branch No. BR000746.

Registered Branch Office 125 London Wall, London EC2Y 5AJ

Authorised and regulated by the Financial Services Authority

Day that do not satisfy the requirements of Rule 10b-18(b)(3), as determined in a commercially reasonable manner by the Calculation Agent, or (B) for any Trading Day that is described in clause (y) of the definition of Trading Day hereunder, an amount determined in a commercially reasonable manner by the Calculation Agent as 10b-18 VWAP. The Purchaser acknowledges that the Calculation Agent may refer to the Bloomberg Page “VRSN.UQ <Equity> AQR SEC” (or any successor thereto), in its judgment, for such Trading Day to determine the 10b-18 VWAP.

“Additional Termination Event” has the meaning set forth in Section 7.01.

“Affected Party” has the meaning set forth in Section 14 of the Agreement.

“Affected Transaction” has the meaning set forth in Section 14 of the Agreement.

“Affiliated Purchaser” means any “affiliated purchaser” (as such term is defined in Rule 10b-18) of the Purchaser.

“Agreement” has the meaning set forth in the second paragraph of this Confirmation.

“Alternative Termination Delivery Unit” means (i) in the case of a Termination Event (other than a Merger Event or Nationalization) or Event of Default (as defined in the Agreement), one share of Common Stock and (ii) in the case of a Merger Event or Nationalization, a unit consisting of the number or amount of each type of property received by a holder of one share of Common Stock in such Merger Event or Nationalization; provided that if such Merger Event involves a choice of consideration to be received by holders of the Common Stock, an Alternative Termination Delivery Unit shall be deemed to include the amount of cash received by a holder who had elected to receive the maximum possible amount of cash as consideration for his shares.

“Averaging Period” means the period of consecutive Trading Days from and including the Valuation Commencement Date to and including the Valuation Completion Date.

“Bankruptcy Code” has the meaning set forth in Section 9.07.

“Business Day” means any day on which the Exchange is open for trading.

“Calculation Agent” means JPMorgan Chase Bank, National Association.

“Capped Delivery Shares” means, for any date, (i) [***] shares of Common Stock minus (ii) the number of shares of Common Stock delivered by the Seller to the Purchaser in respect of this Transaction on or prior to such date, subject to appropriate adjustments pursuant to Section 8.01.

“Common Stock” has the meaning set forth in Section 2.01.

“Communications Procedures” has the meaning set forth in Annex A hereto.

“Confirmation” has the meaning set forth in the first paragraph of this letter agreement.

“Contract Period” means the period commencing on and including the Trade Date and ending on and including the date all payments or deliveries of shares of Common Stock pursuant to Article 3 or Section 7.03 have been made.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

“Default Notice Day” has the meaning set forth in Section 7.02(a).

“De-Listing” has the meaning set forth in Section 7.01(c).

“Discount” means the amount specified as such in the Pricing Supplement.

“Early Termination Date” has the meaning set forth in Section 14 of the Agreement.

“Event of Default” has the meaning set forth in Section 14 of the Agreement.

“Exchange” means The NASDAQ Global Select Market (or, if applicable, the Successor Exchange on which the Common Stock has been listed in accordance with Section 7.01(c)).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Date” means the [***] Trading Day following the Valuation Commencement Date.

“Extraordinary Cash Dividend” means the per share cash dividend or distribution, or a portion thereof, declared by the Purchaser on shares of Common Stock that is classified by the board of directors of the Purchaser as an “extraordinary” dividend.

“Fair Value Variables” mean, with respect to any calculation or determination of the fair value of this Transaction to Seller or an amount payable by or to Seller hereunder, any combination of one or more of the following variables: (i) stock borrow cost of [***] bps, (ii) interest rates of [***]% per annum, (iii) no changes in expected dividends since the Trade Date, (iv) volatility or volatilities (which, for the avoidance of doubt, shall include the entire volatility surface) at the time of such calculation or determination, (v) stock price experience prior to, and at the time of, such calculation or determination and (vi) any and all variables related to time; provided that, under no circumstances, will such a calculation or determination be based on or otherwise take into account actual or expected losses or costs incurred by Seller in connection with terminating, liquidating or re-establishing any hedge related to the Transaction (or any gain resulting from any of them).

“Hedging Completion Date” means the earlier to occur of (x) the Trading Day on which the Seller completes the establishment of its initial hedge position with respect to this Transaction or (y) the Trading Day falling [***] Trading Days after the Trade Date.

“Hedging Period” has the meaning set forth in Section 2.04(a).

“Hedging Price” means the volume weighted average of the per share prices at which the Seller (or an affiliate of the Seller) purchases shares of Common Stock in a commercially reasonable manner during the Hedging Period to establish the Seller’s initial hedge position with respect to this Transaction.

“Indemnified Person” has the meaning set forth in Section 9.02.

“Indemnifying Party” has the meaning set forth in Section 9.02.

“Initial Number of Shares” means the number of shares of Common Stock specified as such in the Pricing Supplement.

“Initial Settlement Date” means the first Business Day immediately following the Trade Date.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

“Merger Event” has the meaning set forth in Section 7.01(d).

“Minimum Delivery Number” means the number of shares of Common Stock, rounded down to the nearest integer, equal to (A) the Purchase Price divided by (B) the Upside Threshold.

“Nationalization” has the meaning set forth in Section 7.01(e).

“Obligations” has the meaning set forth in Section 9.02.

“Permitted Repurchases” means repurchases made during the Permitted Repurchase Period.

“Permitted Repurchase Period” means the period beginning on and including the first Trading Day immediately following the Hedging Completion Date and ending on and including the [***] Trading Day thereafter.

“Pricing Supplement” means the Pricing Supplement attached hereto as Annex B.

“Purchase Price” has the meaning set forth in Section 2.01.

“Purchaser” has the meaning set forth in the first paragraph of this Confirmation.

“Regulation M” means Regulation M under the Exchange Act.

“Rule 10b-18” means Rule 10b-18 promulgated under the Exchange Act (or any successor rule thereto).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” has the meaning set forth in the first paragraph hereto.

“Seller Termination Share Purchase Period” has the meaning set forth in Section 7.03(b).

“Settlement Number” means the number of shares of Common Stock equal to (i) the Valuation Number minus (ii) the Minimum Delivery Number.

“Share Cap” means, for any date, (i) [***] shares of Common Stock, minus (ii) the net number of shares of Common Stock delivered by the Purchaser to the Seller in respect of this Transaction on or prior to such date, plus (iii) the net number of shares of Common Stock delivered by the Seller to the Purchaser in respect of this Transaction on or prior to such date, subject to appropriate adjustments pursuant to Section 8.01.

“Share De-listing Event” has the meaning set forth in Section 7.01(c).

“Successor Exchange” has the meaning set forth in Section 7.01(c).

“Termination Amount” has the meaning set forth in Section 7.02(a).

“Termination Event” has the meaning set forth in Section 14 of the Agreement.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

“Termination Price” means the value of an Alternative Termination Delivery Unit to the Seller, as determined by the Calculation Agent in a commercially reasonable manner.

“Trade Date” has the meaning set forth in Section 2.01.

“Trading Day” means (x) any day (i) other than a Saturday, a Sunday or a day on which the Exchange is not open for business, (ii) during which trading of any securities of the Purchaser on any national securities exchange has not been suspended, (iii) during which there has not been, in the Calculation Agent’s judgment, (A) a suspension of, or limitation imposed on, trading by the Exchange or the applicable national securities exchange or otherwise, and whether by reason of movements in price exceeding limits permitted by the Exchange or the applicable national securities exchange or otherwise, relating to the shares of Common Stock on the Exchange or any options contract or futures contract related to the Common Stock on any national securities exchange or (B) an event that materially disrupts or impairs (as determined by the Calculation Agent) the ability of market participants in general to effect transactions in, or obtain market values for, the shares of Common Stock on the Exchange or any options contract or futures contract related to the Common Stock on any national securities exchange, and (iv) during which there has been no suspension pursuant to Section 4.02 of this Confirmation, or (y) any day that, notwithstanding the occurrence of events contemplated in clauses (ii), (iii) and (iv) of this definition, the Calculation Agent determines promptly and in a commercially reasonable manner to be a Trading Day.

“Transaction” has the meaning set forth in the first paragraph of this Confirmation.

“Upside Threshold” has the meaning specified as such in the Pricing Supplement.

“Valuation Commencement Date” means the [***] Trading Day following the Hedging Completion Date.

“Valuation Completion Date” has the meaning specified as such in the Pricing Supplement.

“Valuation Number” means the number of shares of Common Stock, rounded down to the nearest integer, equal to the Purchase Price divided by the Valuation Price; provided, however, that if such number of shares of Common Stock is less than the Minimum Delivery Number, the Valuation Number shall be equal to the Minimum Delivery Number.

“Valuation Price” means the arithmetic average of the 10b-18 VWAPs for each of the Trading Days in the Averaging Period minus the Discount.

ARTICLE 2

PURCHASE OF THE STOCK

Section 2.01. Purchase of the Stock. Subject to the terms and conditions of this Confirmation, the Purchaser agrees to purchase from the Seller, and the Seller agrees, effective on the date hereof (the “Trade Date”), to sell to the Purchaser a number of shares of the Purchaser’s common stock, par value $0.001 per share (“Common Stock”), for a purchase price equal to $600,000,000 (the “Purchase Price”). The number of shares of Common Stock purchased by the Purchaser hereunder shall be determined in accordance with the terms of this Confirmation.

Section 2.02. Initial Delivery and Payment. On the Initial Settlement Date, the Seller shall deliver the Initial Number of Shares to the Purchaser against payment by the Purchaser of the Purchase Price to the Seller. Delivery and payments under this Section 2.02 shall be effected in accordance with the Seller’s customary procedures.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Section 2.03. Conditions to Seller’s Obligations. The Seller’s obligations under this Agreement are subject to the condition that the representations and warranties made by the Purchaser in the Agreement shall be true and correct as of the date hereof and the Initial Settlement Date.

Section 2.04. Hedging Period. (a) On each Trading Day beginning on the first Trading Day immediately following the Trade Date and ending on the Hedging Completion Date, an affiliate of the Seller shall effect, for the account of the Seller, purchases of shares of Common Stock in a commercially reasonable manner to establish the Seller’s initial position to hedge the Seller’s price and market risk in connection with this Transaction (the period of consecutive Trading Days on which such purchases for this Transaction are effected being collectively referred to as the “Hedging Period” for this Transaction).

(b) At the conclusion of the Hedging Period, based on the amounts and prices at which an affiliate of the Seller effects purchases of shares of Common Stock in a commercially reasonable manner during the Hedging Period to establish the Seller’s initial hedge position in connection with this Transaction, the Calculation Agent shall determine the Hedging Price, the Discount, the Upside Threshold and the Minimum Delivery Number for this Transaction.

(c) On the first Business Day immediately following the Hedging Completion Date, in addition to satisfying its obligations under Section 3.01(a), the Seller shall deliver to the Purchaser a hedging completion notice, substantially in the form of Exhibit C attached hereto, setting forth the Hedging Price, the Discount, the Upside Threshold, the Minimum Delivery Number and the expected first day of the Averaging Period for this Transaction and, upon request, data in reasonable detail relevant to the determination of such amounts.

ARTICLE 3

SUBSEQUENT SHARE DELIVERIES

Section 3.01. Subsequent Delivery of Shares. On the first Business Day immediately following the Hedging Completion Date, the Seller shall deliver to the Purchaser the number of shares of Common Stock equal to the excess, if any, of the Minimum Delivery Number over the Initial Number of Shares.

Section 3.02. Final Delivery of Shares. On the third Business Day immediately following the Valuation Completion Date, the Seller shall deliver to the Purchaser a number of shares of Common Stock equal to the Settlement Number, if any.

Section 3.03. Deliveries pursuant to this Article 3 shall be effected in accordance with the Seller’s customary procedures.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

ARTICLE 4

MARKET TRANSACTIONS

Section 4.01. Transactions by the Seller. (a) The parties agree and acknowledge that:

(i) During the Hedging Period and any Seller Termination Share Purchase Period, the Seller (or its agent or affiliate) may effect transactions in shares of Common Stock in connection with this Confirmation. The timing of such transactions by the Seller, the price paid or received per share of Common Stock pursuant to such transactions and the manner in which such transactions are made, including without limitation whether such transactions are made on any securities exchange or privately, shall, subject to the provisions hereof, be within the sole judgment of the Seller; provided that the Seller shall use reasonable efforts to make all purchases of Common Stock in a manner that would comply with the limitations set forth in clauses (b)(1), (b)(2), (b)(3), (b)(4) and (c) of Rule 10b-18 as if such rule were applicable to such purchases. For the avoidance of doubt, the Seller may rely on the Purchaser’s covenants provided in Section 4.03 hereof in connection with the Seller’s agreement in the proviso to the preceding sentence.

(ii) Beginning on the first Trading Day immediately following the Hedging Completion Date and ending on the last day of the Averaging Period, the Seller (or its agent or affiliate) may effect transactions in shares of Common Stock in connection with this Confirmation. The timing of such transactions by the Seller, the price paid or received per share of Common Stock pursuant to such transactions and the manner in which such transactions are made, including without limitation whether such transactions are made on any securities exchange or privately, shall be within the sole judgment of the Seller.

(iii) The Purchaser shall, at least one day prior to the first day of the Hedging Period and any Seller Termination Share Purchase Period, notify the Seller of the total number of shares of Common Stock purchased in Rule 10b-18 purchases of blocks pursuant to the once-a-week block exception set forth in Rule 10b-18(b)(4) by or for the Purchaser or any of its Affiliated Purchasers during each of the four calendar weeks preceding such day and during the calendar week in which such day occurs (“Rule 10b-18 purchase” and “blocks” each being used as defined in Rule 10b-18) if there are any, which notice shall be substantially in the form set forth as Exhibit A hereto.

(b) The Purchaser acknowledges and agrees that (i) all transactions effected pursuant to Section 4.01 hereunder shall be made in the Seller’s sole judgment, subject to the provisions hereof, and for the Seller’s own account and (ii) the Purchaser does not have, and shall not attempt to exercise, any influence over how, when or whether to effect such transactions, including, without limitation, the price paid or received per share of Common Stock pursuant to such transactions whether such transactions are made on any securities exchange or privately. It is the intent of the Seller and the Purchaser that this Transaction comply with the requirements of Rule 10b5-1(c) under the Exchange Act and that this Confirmation shall be interpreted to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and neither party shall take any action that results in the Transaction not so complying with such requirements.

(c) Notwithstanding anything to the contrary in this Confirmation, the Purchaser acknowledges and agrees that, on any day, the Seller shall not be obligated to deliver or receive any shares of Common Stock to or from the Purchaser and the Purchaser shall not be entitled to receive any shares of Common Stock from the Seller on such day, to the extent (but only to the extent) that after such transactions the Seller’s ultimate parent entity would directly or indirectly beneficially own (as such term is defined for purposes of Section 13(d) of the Exchange Act) at any time on such day in excess of 8.0% of the outstanding shares of Common Stock. Any purported receipt or delivery of shares of Common Stock shall be void and have no effect to the extent (but only to the extent) that after any receipt or delivery of such shares of Common Stock the Seller’s ultimate parent entity would directly or indirectly so beneficially own in excess of 8.0% of the outstanding shares of Common Stock. If, on any day, any delivery or receipt of shares of Common Stock by the Seller is not effected, in whole or in part, as a result of this provision, the Seller’s and Purchaser’s respective obligations to make or accept such receipt or delivery shall not be extinguished and such receipt or delivery shall be effected over time as promptly as the Seller is able, using commercially reasonable efforts and consistent with the limitations of this provision.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Section 4.02. Adjustment of Transaction for Securities Laws. (a) If, based on the advice of counsel, the Seller reasonably determines that, on any Trading Day, the Seller’s trading activity in order to manage its economic hedge in respect of the Transaction would not be advisable in respect of applicable securities laws, then Seller may extend the Expiration Date, modify the Averaging Period, or otherwise adjust the terms of the Transaction in its commercially reasonable discretion to ensure Seller’s compliance with such laws and to preserve the fair value of the Transaction to the Seller. For purposes of this Section 4.02, the fair value of the Transaction to the Seller shall be determined solely on the basis of the Fair Value Variables. The Seller shall notify the Purchaser of the exercise of the Seller’s rights pursuant to this Section 4.02(a) upon such exercise.

(b) The Purchaser agrees that, during the Contract Period, the Purchaser shall not make any distribution (as defined in Regulation M) (other than a distribution described in Rule 102(b)(7) or 102(c) of Regulation M) of Common Stock, or any security for which the Common Stock is a reference security (as defined in Regulation M).

Section 4.03. Purchases of Common Stock by the Purchaser. Without the prior written consent of the Seller, the Purchaser shall not, and shall cause its Affiliated Purchasers not to, directly or indirectly (including, without limitation, by means of a derivative instrument) purchase, offer to purchase, place any bid or limit order that would effect a purchase of, or commence any tender offer relating to, any shares of Common Stock (or equivalent interest, including a unit of beneficial interest in a trust or limited partnership or a depository share) or any security convertible into or exchangeable for shares of Common Stock during the Contract Period; provided, however, that notwithstanding the foregoing, nothing in this Confirmation shall prohibit the Purchaser from making any Permitted Repurchases so long as, on any day, such Permitted Repurchases are conducted solely through the same broker or dealer used by the Seller in effecting purchases of shares of Common Stock in connection with this Confirmation.

ARTICLE 5

REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 5.01. Repeated Representations, Warranties and Agreements of the Purchaser. The Purchaser represents and warrants to, and agrees with, the Seller, on the date hereof and on any date pursuant to which the Purchaser makes an election to receive (in the case of Section 5.01(a), (b), (c), (d) and (f)) or deliver (in the case of Sections 5.01(a), (b) and (c)) Alternative Termination Delivery Units pursuant to 7.03, that:

(a) Disclosure; Compliance with Laws. The reports and other documents filed by the Purchaser with the SEC pursuant to the Exchange Act when considered as a whole (with the more recent such reports and documents deemed to amend inconsistent statements contained in any earlier such reports and documents), do not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. The Purchaser is not in possession of any material nonpublic information regarding the Purchaser or the Common Stock.

(b) Rule 10b5-1. The Purchaser acknowledges that (i) the Purchaser does not have, and shall not attempt to exercise, any influence over how, when or whether to effect purchases of Common Stock by the Seller (or its agent or affiliate) in connection with this Confirmation and (ii) the Purchaser is entering into the Agreement and this Confirmation in good faith and not as part of a plan or scheme to evade compliance with federal securities laws including, without limitation, Rule 10b-5 promulgated under the Exchange Act. The Purchaser also acknowledges and agrees that any amendment, modification, waiver or termination of this Confirmation must be effected in accordance with the requirements for the amendment or termination of a “plan” as defined in Rule 10b5-1(c) under the Exchange Act. Without limiting the generality of the foregoing,

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

any such amendment, modification, waiver or termination shall be made in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b-5 under the Exchange Act, and no amendment, modification or waiver shall be made at any time at which the Purchaser or any officer or director of the Purchaser is aware of any material nonpublic information regarding the Purchaser or the Common Stock.

(c) No Manipulation. The Purchaser is not entering into this Confirmation to create actual or apparent trading activity in the Common Stock (or any security convertible into or exchangeable for Common Stock) or to manipulate the price of the Common Stock (or any security convertible into or exchangeable for Common Stock), in each case in violation of the Exchange Act.

(d) Regulation M. The Purchaser is not engaged in a distribution, as such term is used in Regulation M, that would preclude purchases by the Purchaser or the Seller of the Common Stock or cause the Seller to violate any law, rule or regulation with respect to such purchases.

(e) Due Authorization and Good Standing. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. This Confirmation has been duly authorized, executed and delivered by the Purchaser and (assuming due authorization, execution and delivery thereof by the Seller) constitutes a valid and legally binding obligation of the Purchaser. The Purchaser has all corporate power to enter into this Confirmation and to consummate the transactions contemplated hereby and to purchase the Common Stock and deliver any Alternative Termination Delivery Units in accordance with the terms hereof.

(f) Certain Transactions. There has not been any public announcement (as defined in Rule 165(f) under the Securities Act) of any merger, acquisition, or similar transaction involving a recapitalization relating to the Purchaser that would fall within the scope of Rule 10b-18(a)(13)(iv), where such public announcement was within the Purchaser’s control.

Section 5.02. Initial Representations, Warranties and Agreements of the Purchaser. The Purchaser represents and warrants to, and agrees with the Seller, as of the date hereof, that:

(a) Board Authorization. The Purchaser is entering into this Transaction in connection with its share repurchase program, which was approved by its board of directors and publicly disclosed, solely for the purposes stated in such board resolution and public disclosure. There is no internal policy of the Purchaser, whether written or oral, that would prohibit the Purchaser from entering into any aspect of this Transaction, including, but not limited to, the purchases of shares of Common Stock to be made pursuant hereto.

(b) Solvency. The assets of the Purchaser at their fair valuation exceed the liabilities of the Purchaser, including contingent liabilities; the capital of the Purchaser is adequate to conduct the business of the Purchaser; and the Purchaser has the ability to pay its debts and obligations as such debts mature and does not intend to, or does not believe that it will, incur debt beyond its ability to pay as such debts mature.

(c) Required Filings. The Purchaser has made, and will use its reasonable best efforts to make, all filings required to be made by it (as determined in its reasonable judgment based on advice of counsel) with the SEC, any securities exchange or any other regulatory body with respect to the Transaction contemplated hereby.

(d) No Conflict. The execution and delivery by the Purchaser of, and the performance by the Purchaser of its obligations under, this Confirmation and the consummation of the transactions herein contemplated do not conflict with or violate (i) any provision of the certificate of incorporation, by-laws or other constitutive documents of the Purchaser, (ii) any statute or order, rule, regulation or judgment of any court or governmental agency or body having jurisdiction over the Purchaser or any of its subsidiaries or any of their respective assets or (iii) any contractual restriction binding on or affecting the Purchaser or any of its subsidiaries or any of its assets.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

(e) Consents. All governmental and other consents that are required to have been obtained by the Purchaser with respect to performance, execution and delivery of this Confirmation have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

(f) Investment Company Act. The Purchaser is not and, after giving effect to the transactions contemplated in this Confirmation, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

Section 5.03. Additional Representations, Warranties and Agreements. The Purchaser and the Seller represent and warrant to, and agree with, each other that:

(a) Agency. Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., an affiliate of the Seller (“JPMSI”), has acted solely as agent and not as principal with respect to this Transaction and (ii) JPMSI has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party’s obligations under this Transaction. JPMSI is authorized to act as agent for the Seller.

(b) Non-Reliance. Each party has entered into this Transaction solely in reliance on its own judgment. Neither party has any fiduciary obligation to the other party relating to this Transaction. In addition, neither party has held itself out as advising, or has held out any of its employees or agents as having the authority to advise, the other party as to whether or not the other party should enter into this Transaction, any subsequent actions relating to this Transaction or any other matters relating to this Transaction. Neither party shall have any responsibility or liability whatsoever in respect of any advice of this nature given, or views expressed, by it or any such persons to the other party relating to this Transaction, whether or not such advice is given or such views are expressed at the request of the other party. The Purchaser has conducted its own analysis of the legal, accounting, tax and other implications of this Transaction and consulted such advisors, accountants and counsel as it has deemed necessary.

(c) Commodity Exchange Act. It is an “eligible contract participant”, as such term is defined in Section 1a(12) of the Commodity Exchange Act, as amended.

Section 5.04. Representations and Warranties of the Seller. The Seller represents and warrants to the Purchaser that:

(a) Due Authorization. This Confirmation has been duly authorized, executed and delivered by the Seller and (assuming due authorization, execution and delivery thereof by the Purchaser) constitutes a valid and legally binding obligation of the Seller. The Seller has all corporate power to enter into this Confirmation and to consummate the transactions contemplated hereby and to deliver the Common Stock in accordance with the terms hereof.

(b) Right to Transfer. The Seller will, at each date on which it is required to deliver shares of Common Stock or Alternative Termination Delivery Units to the Purchaser hereunder, have the free and unqualified right to transfer the number of shares of Common Stock to be delivered by the Seller pursuant to Article 3 hereof or otherwise or the relevant number of Alternative Termination Delivery Units, as applicable, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

ARTICLE 6

ADDITIONAL COVENANTS

Section 6.01. Purchaser’s Further Assurances. The Purchaser hereby agrees with the Seller that the Purchaser shall cooperate with the Seller, and execute and deliver, or use its reasonable efforts to cause to be executed and delivered, all such other instruments, and to obtain all consents, approvals or authorizations of any person, and take all such other actions as the Seller may reasonably request from time to time, consistent with the terms of this Confirmation, in order to effectuate the purposes of this Confirmation and the Transaction contemplated hereby.

Section 6.02 Purchaser’s Hedging Transactions. The Purchaser hereby agrees with the Seller that the Purchaser shall not, during the Contract Period, enter into or alter any corresponding or hedging transaction or position with respect to the Common Stock (including, without limitation, with respect to any securities convertible or exchangeable into the Common Stock) and agrees not to alter or deviate from the terms of this Confirmation.

Section 6.03. No Communications. The Purchaser hereby agrees with the Seller that the Purchaser shall not, directly or indirectly, communicate any information relating to the Common Stock or this Transaction (including any notices required by Section 6.04) to any employee of the Seller or J.P. Morgan Securities Inc., other than as set forth in the Communications Procedures attached as Annex A hereto.

Section 6.04. Notice of Certain Transactions. If at any time during the Contract Period, the Purchaser makes, or expects to be made (in a situation over which the Purchaser has control of the making of the announcement), any public announcement (as defined in Rule 165(f) under the Securities Act) of any merger, acquisition, or similar transaction involving a recapitalization relating to the Purchaser (other than any such transaction in which the consideration consists solely of cash and there is no valuation period, or as to which the completion of such transaction or the completion of the vote by target shareholders has occurred), then the Purchaser shall (i) notify the Seller prior to the opening of trading in the Common Stock on any day on which the Purchaser makes or expects to be made (in a situation over which the Purchaser has control of the making of the announcement) any such public announcement (or, if such announcement is made after the close of the regular trading session on a particular day, notify the Seller prior to the opening of trading on the next scheduled trading day), (ii) notify the Seller promptly following any such announcement (or, if later, prior to the opening of trading in the Common Stock on the first day of any Seller Termination Share Purchase Period) that such announcement has been made and (iii) promptly deliver to the Seller following the making of any such announcement (or, if later, prior to the opening of trading in the Common Stock on the first day of any Seller Termination Share Purchase Period) a certificate indicating (A) the Purchaser’s average daily Rule 10b-18 purchases (as defined in Rule 10b-18) during the three full calendar months preceding the date of such announcement and (B) the Purchaser’s block purchases (as defined in Rule 10b-18) effected pursuant to paragraph (b)(4) of Rule 10b-18 during the three full calendar months preceding the date of such announcement. In addition, the Purchaser shall promptly notify the Seller of the earlier to occur of the completion of such transaction and the completion of the vote by target shareholders.

Section 6.05 No Dividends. Purchaser shall not declare any dividend with an ex-dividend date scheduled to occur during the Contract Period.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

ARTICLE 7

TERMINATION

Section 7.01. Additional Termination Events. (a) An Additional Termination Event shall occur in respect of which the Purchaser is the sole Affected Party and this Transaction is the sole Affected Transaction if, on any day, the Seller determines, in its commercially reasonable judgment, that it is illegal to any material extent to establish, re-establish or maintain any hedging transactions reasonably necessary in the normal course of such party’s business of hedging the price and market risk of entering into and performing under this Transaction.

(b) An Additional Termination Event shall occur in respect of which the Purchaser is the sole Affected Party and this Transaction is the sole Affected Transaction if (i) a Share De-listing Event occurs; (ii) a Merger Event occurs; (iii) a Nationalization occurs, (iv) the 10b-18 VWAP on any Trading Day following the Trade Date shall have been less than $[***] (subject to adjustment under Section 8.01) or (v) an event described in paragraph III of Annex A occurs.

(c) A “Share De-listing Event” means that at any time during the Contract Period, the Common Stock ceases to be listed, traded or publicly quoted on the Exchange for any reason other than a Merger Event (a “De-Listing”) and is not immediately re-listed, traded or quoted as of the date of such de-listing, on another U.S. national securities exchange or a U.S. automated interdealer quotation system (a “Successor Exchange”), provided that it shall not constitute an Additional Termination Event if the Common Stock is immediately re-listed, traded or quoted on a Successor Exchange upon its De-Listing from the Exchange, and the Successor Exchange shall be deemed to be the Exchange for all purposes. In addition, in such event, the Calculation Agent shall make any commercially reasonable adjustments it deems necessary to the terms of the Transaction to reflect the change in the Exchange.

(d) A “Merger Event” means the public announcement, including any public announcement as defined in Rule 165(f) of the Securities Act (by the Purchaser or otherwise) at any time during the Contract Period of any (i) planned recapitalization, reclassification or change of the Common Stock that will, if consummated, result in a transfer of more than 25% of the outstanding shares of Common Stock, (ii) planned consolidation, amalgamation, merger or similar transaction of the Purchaser with or into another entity (other than a consolidation, amalgamation or merger in which the Purchaser will be the continuing entity and which does not result in any such recapitalization, reclassification or change of more than 25% of such shares outstanding), (iii) other takeover offer for the shares of Common Stock that is aimed at resulting in a transfer of more than 25% of such shares of Common Stock (other than such shares owned or controlled by the offeror) or (iv) irrevocable commitment to any of the foregoing.

(e) A “Nationalization” means that all or substantially all of the outstanding shares of Common Stock or assets of the Purchaser are nationalized, expropriated or are otherwise required to be transferred to any governmental agency, authority or entity.

Section 7.02. Consequences of Additional Termination Events. (a) In the event of the occurrence or effective designation of an Early Termination Date under the Agreement, cash settlement, as set forth in Section 7.02(b), shall apply unless the Purchaser (i) elects (which election shall be binding), in lieu of payment of the amount payable in respect of this Transaction pursuant to Section 6(d)(ii) of the Agreement (the “Termination Amount”), to deliver or to receive Alternative Termination Delivery Units pursuant to Section 7.03, and (ii) notifies the Seller of such election by delivery of written notice to the Seller by the Business Day immediately following the Purchaser’s receipt of a notice (as required by Section 6(d) of the Agreement following the designation of an Early Termination Date in respect of this Transaction) setting forth the amounts payable by the Seller or the Purchaser with respect to such Early Termination Date (the date of such delivery, the “Default Notice Day”) in which event (x) if the Termination Amount is owed to the Purchaser, the Seller shall be

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

obligated to deliver to the Purchaser, or (y) if the Termination Amount is owed to the Seller, the Purchaser shall be obligated to deliver to the Seller, the Alternative Termination Delivery Units pursuant to Section 7.03; provided that the Purchaser’s election to deliver or receive the Alternative Termination Delivery Units pursuant to Section 7.03 shall not be valid and cash settlement shall apply if (i) the applicable representations and warranties made by the Purchaser to the Seller in Section 5.01 are not true and correct as of the date the Purchaser makes such election, as if made on such date or (ii) in the event that the Termination Amount is payable by the Purchaser to the Seller, (A) the Purchaser has taken any action within its control that would make unavailable (x) the exemption set forth in Section 4(2) of the Securities Act, for the sale of any Alternative Termination Delivery Units by the Purchaser to the Seller or (y) an exemption from the registration requirements of the Securities Act reasonably acceptable to the Seller for resales of Alternative Termination Delivery Units by the Seller, (B) such Early Termination Date is in respect of an event which is solely within Purchaser’s control, or (C) the Purchaser fails to execute a private placement agreement providing for such resale, which agreement shall be in form and substance reasonably satisfactory to the Seller, or otherwise fails to comply with any commercially reasonable requirements imposed by the Seller in respect of the private placement of the Alternative Termination Delivery Units. For the avoidance of doubt, so long as Purchaser complies with the conditions set forth in the preceding clauses (i) and (ii), Purchaser can satisfy its obligations hereunder by delivering to Seller Alternative Termination Delivery Units without registering them under the Securities Act. Notwithstanding the foregoing, at any time prior to the time the Seller (or any affiliate of the Seller) has contracted to resell the property to be delivered upon alternative termination settlement, the Purchaser may deliver in lieu of such property an amount in cash equal to the Termination Amount in the manner set forth in Section 6(d) of the Agreement.

(b) If cash settlement applies in respect of an Early Termination Date, Section 6 of the Agreement shall apply.

Section 7.03. Alternative Termination Settlement.

(a) Subject to Section 7.02(a), if the Termination Amount shall be payable by the Purchaser to the Seller and the Purchaser elects to deliver the Alternative Termination Delivery Units to the Seller, the Purchaser shall, as soon as directed by the Seller after the Default Notice Day, deliver to the Seller a number of Alternative Termination Delivery Units equal to the quotient of (A) the Termination Amount divided by (B) the Termination Price. Notwithstanding the foregoing, the Purchaser shall not be required to deliver shares of Common Stock or other securities comprising the aggregate Alternative Termination Delivery Units in excess of the Share Cap, in each case except to the extent that the Purchaser has available at such time authorized but unissued shares of such Common Stock or other securities not expressly reserved for any other uses (including, without limitation, shares of Common Stock reserved for issuance upon the exercise of options or convertible debt). The Purchaser shall not permit the sum of (i) the Share Cap plus (ii) the aggregate number of shares expressly reserved for any such other uses, in each case whether expressed as caps or as numbers of shares reserved or otherwise, to exceed at any time the number of authorized but unissued shares of Common Stock. For the avoidance of doubt, if the Termination Amount owed to the Seller could result in delivery of the aggregate Alternative Termination Delivery Units in excess of the Share Cap, the Purchaser shall not owe to the Seller a cash obligation in respect of such excess.

(b) Subject to Section 7.02(a), if the Termination Amount shall be payable by the Seller to the Purchaser and the Purchaser elects to receive the Alternative Termination Delivery Units from the Seller, (i) the Seller shall, beginning on the first Trading Day following the Default Notice Day and ending when the Seller shall have satisfied its obligations under this clause (the “Seller Termination Share Purchase Period”), purchase (subject to the provisions of Section 4.01 and Section 4.02 hereof) a number of Alternative Termination Delivery Units in a commercially reasonable manner with an aggregate value equal to (subject to the following proviso) such Termination Amount and (ii) the Seller shall deliver such Alternative Termination Delivery Units to the Purchaser on the settlement dates relating to such purchases; provided that no fractional Alternative Termination Delivery Units shall be delivered by the Seller under this Section 7.03(b) and any excess Termination Amount shall be paid in cash on the settlement date for purchases on the last day of the Seller Termination Share Purchase Period.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Section 7.04. Notice of Default. If an Event of Default occurs in respect of the Purchaser, the Purchaser will, promptly upon becoming aware of it, notify the Seller specifying the nature of such Event of Default.

Section 7.05. Agreement in Respect of the Termination Amount. In determining any amounts payable in respect of the termination or cancellation of the Transaction pursuant to Section 6(e) of the Agreement or Article 7 hereof, the party making such determination shall make such determination solely on the basis of the Fair Value Variables. The party making such determination shall determine such amounts taking into account the amounts payable to Seller based on the make-whole table set forth in Exhibit B hereto.

Section 7.06. Special Provision for Payments by Purchaser. The parties hereby agree that, notwithstanding anything to the contrary herein or in the Agreement, in the event that an Early Termination Date (whether as a result of an Event of Default or a Termination Event) occurs or is designated with respect to the Transaction and, as a result, Purchaser owes to Seller an amount calculated under Section 6(e) of the Agreement or this Article 7 or any other amount in respect to the Transaction, such amount shall be calculated taking into account the amounts payable to Seller based on the make-whole table set forth in Exhibit B hereto. For the avoidance of doubt, other than in respect of an Early Termination Date that results in an amount payable to Seller that is calculated taking into account the amounts payable to Seller based on the make-whole table set forth in Exhibit B hereto, Purchaser will not owe any payment to Seller hereunder (except pursuant to Sections 2.02 and 9.02).

ARTICLE 8

ADJUSTMENTS

Section 8.01. Other Dilution Adjustments. If (x) any corporate event occurs involving the Purchaser or the Common Stock (other than an Extraordinary Cash Dividend or any other cash dividend or distribution but including, without limitation, a spin-off, a stock split, stock or other non-cash dividend or distribution, reorganization, rights offering or recapitalization) having a dilutive or concentrative effect on the Common Stock, or (y) as a result of the definition of Trading Day (whether because of a suspension of transactions pursuant to Section 4.02 or otherwise), any day that would otherwise be a Trading Day during the Contract Period is not a Trading Day or on such Trading Day, pursuant to Section 4.02, the Seller effects transactions with respect to shares of Common Stock at a volume lower than originally anticipated with respect to this Transaction, then, in any such case, the Calculation Agent shall make corresponding adjustments with respect to any one or more of the Upside Threshold, the Minimum Delivery Number and any other variable or term relevant to the terms of the Transaction, as the Calculation Agent determines appropriate in a commercially reasonable manner to preserve the fair value of the Transaction to the Seller, and shall determine the effective date of such adjustment (provided that in no event shall Purchaser be required to make any payment to Seller or to deliver any shares of Common Stock to Seller solely as a result of any adjustment pursuant to this Section 8.01 or Section 4.02). For purposes of this Section 8.01, the fair value of the Transaction to the Seller shall be determined solely on the basis of the Fair Value Variables.

Section 8.02. Agreement in Respect of Adjustments. In determining any adjustment in respect of the Transaction pursuant to Article 8 hereof, the Calculation Agent shall make such adjustments without regard to changes in expected dividends since the Trade Date.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Section 8.03. Agreement in Respect of Dividends. For the avoidance of doubt, if an Early Termination Date occurs in respect of the Transaction as a result of an Additional Termination Event of the type described in Article 7, the Termination Amount shall be determined without regard to the difference between the Extraordinary Dividend or any dividend giving rise to such Additional Termination Event and the expected dividend as of the Trade Date. Notwithstanding the foregoing, this Section 8.03 shall not be construed as limiting any damages that may be payable as a result of a breach of this Confirmation, including, without limitation, Section 6.05 hereof.

ARTICLE 9

MISCELLANEOUS

Section 9.01. Successors and Assigns. All covenants and agreements in this Confirmation made by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

Section 9.02. Purchase Indemnification. This Section 9.02 shall apply only to the extent specifically provided as applicable in the Pricing Supplement. The Purchaser (the “Indemnifying Party”) agrees to indemnify and hold harmless the Seller and its officers, directors, employees, affiliates, advisors, agents and controlling persons (each, an “Indemnified Person”) from and against any and all losses, claims, damages and liabilities, joint or several (collectively, “Obligations”), to which an Indemnified Person may become subject arising out of or in connection with a breach by the Purchaser of any of its representations, warranties or covenants herein or any claim, litigation, investigation or proceeding relating thereto, regardless of whether any of such Indemnified Person is a party thereto, and to reimburse, within 30 days, upon written request, each such Indemnified Person for any reasonable out of pocket legal or other expenses incurred in connection with investigating, preparation for, providing evidence for or defending any of the foregoing, provided, however, that the Indemnifying Party shall not have any liability to any Indemnified Person to the extent that such Obligations (i) are finally determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of, or a breach of this Agreement or a violation of law by such Indemnified Person that is not related to a violation of law by the Indemnifying Party (and in such case, such Indemnified Person shall promptly return to the Indemnifying Party any amounts previously expended by the Indemnifying Party hereunder) or (ii) are trading losses incurred by the Seller as part of its purchases or sales of shares of Common Stock pursuant to this Confirmation or costs or losses incurred in hedging transactions in connection with this Agreement (unless (and to the extent) such losses or costs are incurred as a result of a breach by the Purchaser of any agreement, term or covenant herein).

Section 9.03 Assignment and Transfer. Notwithstanding the Agreement, the Seller may assign its rights and duties hereunder in whole to any one or more of its affiliates without the prior written consent of the Purchaser if (A) such affiliate or any guarantor of such affiliate’s obligations under the transferred Transaction has a senior unsecured debt rating (the “Credit Rating”) equal to or greater than the Credit Rating of the Seller at the time of such assignment or transfer, (B) the Purchaser will not, as a result of such transfer, be required to pay to such affiliate an amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) of the Agreement, (C) such affiliate will not, as a result of such transfer, be required to withhold or deduct any amount on account of a Tax under Section 2(d)(i) of the Agreement unless such affiliate would be required to make additional payments pursuant to Section 2(d)(i)(4) of the Agreement corresponding to such excess, and (D) no Event of Default, Potential Event of Default or Termination Event with respect to such affiliate shall exist after giving effect so such assignment or transfer. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Seller to purchase, sell, receive or deliver any shares of Common Stock or other securities to or from the Purchaser, Seller may designate any of its affiliates to purchase, sell, receive or deliver such shares of Common Stock or other securities and otherwise to perform the Seller’s obligations in respect of this Transaction

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

and any such designee may assume such obligations. The Seller shall be discharged of its obligations to the Purchaser only to the extent of any such performance. For the avoidance of doubt, Seller hereby acknowledges that notwithstanding any such designation hereunder, to the extent any of Seller’s obligations in respect of this Transaction are not completed by its designee, Seller shall be obligated to continue to perform or to cause any other of its designees to perform in respect of such obligations.

Section 9.04. Calculation Agent. Whenever the Calculation Agent is required to act or to exercise judgment in any way with respect to this Transaction, it will do so in good faith and in a commercially reasonable manner.

Section 9.05. Non-confidentiality. The Seller and the Purchaser hereby acknowledge and agree that subject to Section 6.03 each is authorized to disclose every aspect of this Confirmation and the transactions contemplated hereby to any and all persons, without limitation of any kind, and there are no express or implied agreements, arrangements or understandings to the contrary.

Section 9.06. Unenforceability and Invalidity. To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Confirmation shall not render any other provision or provisions herein contained unenforceable or invalid.

Section 9.07. Securities Contract. The parties hereto agree and acknowledge as of the date hereof that (i) the Seller is a “financial institution” within the meaning of Section 101(22) of Title 11 of the United States Code (the “Bankruptcy Code”) and (ii) this Confirmation is a “securities contract,” as such term is defined in Section 741(7) of the Bankruptcy Code, entitled to the protection of Sections 362(b)(6) and 555 of the Bankruptcy Code.

Section 9.08. No Collateral, Netting or Setoff. Notwithstanding any provision of the Agreement, or any other agreement between the parties, to the contrary, the obligations of the Purchaser hereunder are not secured by any collateral. Obligations under this Transaction shall not be netted, recouped or set off (including pursuant to Section 6 of the Agreement) against any other obligations of the parties, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and no other obligations of the parties shall be netted, recouped or set off (including pursuant to Section 6 of the Agreement) against obligations under this Transaction, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and each party hereby waives any such right of setoff, netting or recoupment.

Section 9.09 Equity Rights. Seller acknowledges and agrees that this Agreement is not intended to convey to it rights with respect to this Transaction that are senior to the claims of common stockholders in the event of the Purchaser’s bankruptcy.

Section 9.10 Capped Delivery Shares. Notwithstanding any other provision of this Confirmation, the Seller shall not be required to deliver shares of Common Stock or other securities comprising the aggregate Alternative Termination Delivery Units in excess of the number of Capped Delivery Shares.

Section 9.11 Notices. Unless otherwise specified herein, any notice, the delivery of which is expressly provided for in this Confirmation, may be made by telephone, to be confirmed in writing to the address below. Changes to the information below must be made in writing.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

(a)	If to the Purchaser:

VeriSign, Inc.

487 East Middlefield Road

Mountain View, CA 94043

Attention: General Counsel

Telephone No: 703-948-4551

Facsimile No: 703-450-7326

with a copy to:

VeriSign, Inc.

487 East Middlefield Road

Mountain View, CA 94043

Attention: David Goddard

Telephone No: 650-426-5408

Facsimile No: 650-426-3169

(b) If to the Seller:

JPMorgan Chase Bank, National Association

c/o J.P. Morgan Securities Inc.

277 Park Avenue

New York, NY 10172

Attention: Mariusz Kwasnik

Title: Operations Analyst

EDG Corporate Marketing

Telephone No: (212) 622-6707

Facsimile No: (212) 622-8534

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Yours sincerely,

J.P. MORGAN SECURITIES INC., as agent for JPMorgan Chase Bank, National Association, London Branch

By:	/s/ Jason M.Wood
	Name:	Jason M.Wood
	Title:	Executive Director

Confirmed as of the date first above written:

VERISIGN, INC.

By:	/s/ William A.Roper
	Name:	William A.Roper
	Title:	President and Chief Executive Officer

JPMorgan Chase Bank, National Association

Organised under the laws of the United States as a National Banking Association.

Main Office 1111 Polaris Parkway, Columbus, Ohio 43271

Registered as a branch in England & Wales branch No. BR000746.

Registered Branch Office 125 London Wall, London EC2Y 5AJ

Authorised and regulated by the Financial Services Authority

ANNEX A

COMMUNICATIONS PROCEDURES

February 8, 2008

I.	Introduction

VeriSign, Inc., a Delaware corporation (“Counterparty”) and J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch (“JPMorgan”) have adopted these communications procedures (the “Communications Procedures”) in connection with entering into the Confirmation (the “Confirmation”) dated as of February 8, 2008 between JPMorgan and Counterparty relating to the sale by JPMorgan to Counterparty of common stock, par value $0.001 per share, or security entitlements in respect thereof (the “Common Stock”) of the Counterparty. These Communications Procedures supplement, form part of, and are subject to the Confirmation.

II. Communications Rules

1. From the date hereof until the end of the Contract Period, Counterparty and its Employees and Designees shall not engage in any Program-Related Communication with, or disclose any Material Non-Public Information to, any EDG Trading Personnel. Except as set forth in the preceding sentence, the Confirmation shall not limit Counterparty and its Employees and Designees in their communication with Affiliates and Employees of JPMorgan, including without limitation Employees who are EDG Permitted Contacts.

III.	Termination

If, in the sole judgment of any EDG Trading Personnel or any affiliate or Employee of JPMorgan participating in any Communication with Counterparty or any Employee or Designee of Counterparty, such Communication would not be permitted by these Communications Procedures, such EDG Trading Personnel or affiliate or Employee of JPMorgan shall immediately terminate such Communication. In such case, or if such EDG Trading Personnel or affiliate or Employee of JPMorgan determines following completion of any Communication with Counterparty or any Employee or Designee of Counterparty that such Communication was not permitted by these Communications Procedures, such EDG Trading Personnel or such affiliate or Employee of JPMorgan shall promptly consult with his or her supervisors and with counsel for JPMorgan regarding such Communication. If, in the reasonable judgment of JPMorgan’s counsel following such consultation, there is a material risk that such Communication could materially jeopardize the availability of the affirmative defenses provided in Rule 10b5-1 under the Exchange Act with respect to any ongoing or contemplated activities of JPMorgan or its affiliates in respect of the Confirmation, it shall be an Additional Termination Event with respect to the Confirmation.

IV.	Definitions

Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Confirmation. As used herein, the following words and phrases shall have the following meanings:

“Communication” means any contact or communication (whether written, electronic, oral or otherwise) between Counterparty or any of its Employees or Designees, on the one hand, and JPMorgan or any of its affiliates or Employees, on the other hand.

“Designee” means a person designated, in writing or orally, by Counterparty to communicate with JPMorgan on behalf of Counterparty.

A-1

“EDG Permitted Contact” means any of Mr. David Aidelson, Ms. Bernadette Barnard, Mr. Gregory Batista, Mr. Elliot Chalom, Mr. Santosh Nabar, Mr. James Rothschild, Mr. Dan J. Weinberg, Mr. Jason M. Wood and Mr. Jeff J. Zajkowski or any of their designees; provided that JPMorgan may amend the list of EDG Permitted Contacts by delivering a revised list of EDG Permitted Contacts to Counterparty.

“EDG Trading Personnel” means Reuben Jacob, Gaurav Arora and any other Employee of the public side of the Equity Derivatives Group or the Special Equities Group of J.P. Morgan Chase & Co.; provided that JPMorgan may amend the list of EDG Trading Personnel by delivering a revised list of EDG Trading Personnel to Counterparty; and provided further that, for the avoidance of doubt, the persons listed as EDG Permitted Contacts are not EDG Trading Personnel.

“Employee” means, with respect to any entity, any owner, principal, officer, director, employee or other agent or representative of such entity, and any affiliate of any of such owner, principal, officer, director, employee, agent or representative.

“Material Non-Public Information” means information relating to the Counterparty or the Common Stock that (a) has not been widely disseminated by wire service, in one or more newspapers of general circulation, by communication from the Counterparty to its shareholders or in a press release, or contained in a public filing made by the Counterparty with the Securities and Exchange Commission and (b) a reasonable investor might consider to be of importance in making an investment decision to buy, sell or hold shares of Common Stock. For the avoidance of doubt and solely by way of illustration, information should be presumed “material” if it relates to such matters as dividend increases or decreases, earnings estimates, changes in previously released earnings estimates, significant expansion or curtailment of operations, a significant increase or decline of orders, significant merger or acquisition proposals or agreements, significant new products or discoveries, extraordinary borrowing, major litigation, liquidity problems, extraordinary management developments, purchase or sale of substantial assets and similar matters.

“Program-Related Communication” means any Communication the subject matter of which relates to the Confirmation or any Transaction under the Confirmation or any activities of JPMorgan (or any of its affiliates) in respect of the Confirmation or any Transaction under the Confirmation.

A-2

ANNEX B

PRICING SUPPLEMENT

This Pricing Supplement is subject to the Confirmation dated as of February 8, 2008 (the “Confirmation”) between J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch (the “Seller”), and VeriSign, Inc., a Delaware corporation (the “Purchaser”). Capitalized terms used herein have the meanings set forth in the Confirmation.

1	Discount:	[***]

2	Initial Number of Shares:	[***] shares of Common Stock

3	Upside Threshold:	[***]% of the Hedging Price

4	Valuation Completion Date:	The Trading Day, during the period commencing on and including the [***] Trading Day following the Valuation Commencement Date and ending on and including the Expiration Date, specified as such by the Seller, in its sole judgment, by delivering a notice designating such Trading Day as a Valuation Completion Date by the end of such Trading Day; provided that if the Seller fails to validly designate the Valuation Completion Date prior to the Expiration Date, the Valuation Completion Date shall be the Expiration Date.

5	Section 9.02:	Not Applicable

B-1

EXHIBIT A

[Letterhead of Purchaser]

JPMorgan Chase Bank, National Association

c/o J.P. Morgan Securities Inc.

277 Park Avenue

11th Floor

New York, New York 10172

Re:	Accelerated Purchase of Equity Securities

Ladies and Gentlemen:

In connection with our entry into the Confirmation dated as of February 8, 2008 (the “Confirmation”), we hereby represent that set forth below is the total number of shares of our common stock purchased by or for us or any of our affiliated purchasers in Rule 10b-18 purchases of blocks (all defined in Rule 10b-18 under the Securities Exchange Act of 1934) pursuant to the once-a-week block exception set forth in Rule 10b-18(b)(4) during the four full calendar weeks immediately preceding the first day of the [Hedging Period] [Seller Termination Share Purchase Period] (as defined in the Confirmation) and the week during which the first day of the [Hedging Period] [Seller Termination Share Purchase Period] occurs.

Number of Shares:

We understand that you will use this information in calculating trading volume for purposes of Rule 10b-18.

Very truly yours,

VERISIGN, INC.

By:
Name:
Title:

Exh-A-1

EXHIBIT B

In the event that an Early Termination Date (whether as a result of an Event of Default or a Termination Event) occurs or is designated with respect to the Transaction, the Seller shall determine the Termination Amount by taking the difference between (a) the amount, if any, payable by Seller to Purchaser, determined solely on the basis of the Fair Value Variables and (b) the amount payable by Purchaser to Seller determined in accordance with the make-whole tables set forth below (the “Make-Whole Amount”). The Make-Whole Amount will be determined by Seller by multiplying (i) the Purchase Price divided by the Hedging Price and (ii) an amount in U.S. Dollars set forth on the relevant make-whole table below, based on (x) the Early Termination Date (set forth in the first row of each grid under the heading “Time”), (y) the price of one share of Common Stock prior to the event resulting in the Early Termination Date, as determined by the Calculation Agent in its sole reasonable judgment (set forth in the third row of each grid under the heading “Stock before”), and (z) the percentage increase in the price of one share of Common Stock following the event resulting in the Early Termination Date, as determined by the Calculation Agent in its sole reasonable judgment (set forth in the first column of each grid under the heading “Stock after”).

The exact stock prices, before and after the relevant event, and the exact Early Termination Date may not be set forth in the tables below, in which case:

1.	If the Early Termination Date is between two dates set forth on the tables below, the Calculation Agent will determine two relevant amounts by reference to the two tables below listing the date immediately preceding the Early Termination Date and the date immediately following the Early Termination Date. Such amounts will each be determined as follows:

a.	(i) if the “Stock before” price is between two “Stock before” amounts listed on the tables, the relevant amount will be determined by a straight-line interpolation between the amounts set forth for the higher and lower stock price amounts, and (ii) if the “Stock before” price is less than the lowest “Stock before” amount listed on the tables, then the lowest “Stock before” amount listed on the table will be used for the purposes of the calculation, and (iii) if the “Stock before” price is greater than the highest “Stock before” amount listed on the tables, then the highest “Stock before” amount listed on the table will be used for the purposes of the calculation; and

b.	(i) if the “Stock after” price is between two “Stock after” amounts listed on the tables, the relevant amount will be determined by a straight-line interpolation between the amounts set forth for the higher and lower stock price amounts, and (ii) if the “Stock after” price is less than the lowest “Stock after” amount listed on the tables (for the avoidance of doubt, less than 100% of the “Stock before” price), then the lowest “Stock after” amount listed on the table will be used for the purposes of the calculation, and (iii) if the “Stock after” price is greater than the highest “Stock after” amount listed on the tables, then the highest “Stock after” amount listed on the table will be used for the purposes of the calculation.

2.	If the Early Termination Date is between two dates set forth on the tables below, the Make-Whole Amount will be determined by a straight-line interpolation between the two dates of the amounts determined pursuant to (a) and (b) above. If the Early Termination Date is on a date set forth on one of the tables below, the Make-Whole Amount will be the amount determined pursuant to (a) and (b) above.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Exh-B-1

For the avoidance of doubt, upon the occurrence of an event permitting the Calculation Agent to make adjustments to the terms of the Transaction in accordance with Section 4.02 or 8.01 of the Confirmation, the Calculation Agent shall adjust the make-whole table in accordance with Section 4.02 or 8.01, as applicable.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Exh-B-2

Time: 0

Stock before (as a % of the Hedging Price)	80%	85%	90%	95%	100%	105%	110%	115%	120%
Stock after (as a % of Stock before)
100%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
105%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
110%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
115%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
120%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
125%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
130%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
135%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
140%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
145%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
150%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
160%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
170%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
180%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
190%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Time: start of Averaging Period

Stock before (as a % of the Hedging Price)	80%	85%	90%	95%	100%	105%	110%	115%	120%
Stock after (as a % of Stock before)
100%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
105%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
110%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
115%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
120%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
125%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
130%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
135%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
140%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
145%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
150%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
160%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
170%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
180%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
190%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Exh-B-3

Time: start of Averaging Period + 1 month

Stock before (as a % of the Hedging Price)	80%	85%	90%	95%	100%	105%	110%	115%	120%
Stock after (as a % of Stock before)
100%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
105%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
110%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
115%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
120%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
125%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
130%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
135%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
140%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
145%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
150%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
160%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
170%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
180%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
190%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Time: start of Averaging Period + 2 months

Stock before (as a % of the Hedging Price)	80%	85%	90%	95%	100%	105%	110%	115%	120%
Stock after (as a % of Stock before)
100%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
105%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
110%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
115%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
120%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
125%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
130%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
135%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
140%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
145%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
150%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
160%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
170%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
180%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
190%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Exh-B-4

Time: start of Averaging Period + 3 months

Stock before (as a % of the Hedging Price)	80%	85%	90%	95%	100%	105%	110%	115%	120%
Stock after (as a % of Stock before)
100%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
105%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
110%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
115%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
120%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
125%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
130%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
135%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
140%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
145%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
150%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
160%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
170%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
180%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
190%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Time: start of Averaging Period + 4 months

Stock before (as a % of the Hedging Price)	80%	85%	90%	95%	100%	105%	110%	115%	120%
Stock after (as a % of Stock before)
100%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
105%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
110%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
115%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
120%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
125%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
130%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
135%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
140%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
145%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
150%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
160%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
170%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
180%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
190%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Exh-B-5

Time: start of Averaging Period + 5 months

Stock before (as a % of the Hedging Price)	80%	85%	90%	95%	100%	105%	110%	115%	120%
Stock after (as a % of Stock before)
100%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
105%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
110%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
115%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
120%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
125%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
130%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
135%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
140%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
145%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
150%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
160%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
170%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
180%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
190%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Time: start of Averaging Period + 6 months

Stock before (as a % of the Hedging Price)	80%	85%	90%	95%	100%	105%	110%	115%	120%
Stock after (as a % of Stock before)
100%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
105%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
110%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
115%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
120%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
125%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
130%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
135%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
140%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
145%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
150%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
160%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
170%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
180%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
190%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Exh-B-6

EXHIBIT C

FORM OF HEDGING COMPLETION NOTICE

JPMorgan Chase Bank, National Association

c/o J.P. Morgan Securities Inc.

277 Park Avenue, 11th Floor

New York, New York 10172

[Date]

VeriSign, Inc.

487 East Middlefield Road

Mountain View, CA 94043

Ladies and Gentlemen:

This letter is a hedging completion notice within the meaning of Section 2.04(c) of the Confirmation dated as of February 8, 2008 (the “Confirmation”) between VeriSign, Inc. (the “Purchaser”) and JPMorgan Chase Bank, National Association, London Branch (the “Seller”), by J.P. Morgan Securities Inc., as its agent. Capitalized terms used herein have the meanings set forth in the Confirmation.

This hedging completion notice relates to the Transaction described in the Confirmation. Upon the terms and subject to the conditions of the Confirmation, the terms of the Transaction shall be as follows:

1. Hedging Price:	[__________	].
2. Discount:	[__________	].
3. Upside Threshold:	[__________	].
4. Minimum Delivery Number:	[__________	].
5. Expected First Day of the Averaging Period:	[__________	].

Very truly yours,

J.P. MORGAN SECURITIES INC., as agent for JPMorgan Chase Bank, National Association, London Branch

By:
Name:
Title:

Acknowledged and Confirmed:

VERISIGN, INC.

By:
Name:
Title:

Exh-C-1